Exhibit 10.2

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

Dated as of October 6, 2009

between

Ascent Solar Technologies, Inc.

and

Norsk Hydro Produksjon AS

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of October 6, 2009 (this “Agreement”), between NORSK HYDRO PRODUKSJON AS, a company organized under the laws of the Kingdom of Norway (“Norsk Hydro,” and together with its permitted assignees, “Selling Shareholder”), and ASCENT SOLAR TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (“ASTI”).

RECITALS

WHEREAS, on September 29, 2009, ASTI and Norsk Hydro entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement), pursuant to which, upon the terms and subject to the conditions thereof, Norsk Hydro will acquire, on the date hereof, 769,230 shares of common stock, par value $0.0001 per share (“Common Shares”), of ASTI (the “ASTI Shares”);

WHEREAS, in connection with the Securities Purchase Agreement, ASTI has agreed to provide Norsk Hydro certain registration rights with respect to its ASTI Shares; and

WHEREAS, certain terms used in this Agreement are defined in Section 1.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.

(a) For purposes of this Agreement:

“affiliate” of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract, credit arrangement or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor entity thereof.

“person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” or “group” each within the meaning of Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

REGISTRATION RIGHTS AGREEMENT

“Registrable Securities” means the ASTI Shares held by Selling Shareholder (including any securities issuable or issued or distributed in respect of any such ASTI Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, amalgamation, consolidation or otherwise). For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities proposed to be sold by Selling Shareholder in a single sale, in the opinion of counsel satisfactory to ASTI and Selling Shareholder, each in their reasonable judgment, may be distributed to the public in the United States pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three-month period, (iii) any such Registrable Securities have been sold in a sale made pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iv) the Registrable Securities are saleable pursuant to Rule 144(k) under the Securities Act.

“Registration Expenses” means all expenses in connection with or incident to the registration of Registrable Securities hereunder, including (a) all SEC and any FINRA registration and filing fees and expenses, (b) all fees and expenses in connection with the registration or qualification of Registrable Securities for offering and sale under the securities or “blue sky” laws of any state or other jurisdiction of the United States of America and, in the case of an underwritten offering, determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or underwriters may reasonably designate, including reasonable fees and disbursements, if any, of counsel for the underwriters in connection with such registrations or qualifications and determination, (c) all expenses relating to the preparation, printing, distribution and reproduction of any Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing Registrable Securities in a form for delivery for purchase pursuant to such registration or qualification and the expense of printing or producing any underwriting agreement(s) and agreement(s) among underwriters and any “blue sky” or legal investment memoranda, any selling agreements and all other documents approved for use in writing by ASTI to be used in connection with the offering, sale or delivery of Registrable Securities, (d) messenger, telephone and delivery expenses of ASTI and out-of-pocket travel expenses incurred by or for ASTI’s personnel for travel undertaken for any “road show” made in connection with the offering of securities registered thereby, (e) fees and expenses of any transfer agent and registrar with respect to the delivery of any Registrable Securities and any escrow agent or custodian involved in the offering, (f) fees, disbursements and expenses of counsel of ASTI and independent certified public accountants of ASTI incurred in connection with the registration, qualification and offering of the Registrable Securities (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance), (g) fees, expenses and disbursements of counsel and any other persons retained by ASTI, including special experts retained by ASTI in connection with such registration, (h) Securities Act liability insurance, if ASTI desires such insurance and (i) the fees and expenses incurred by ASTI and its advisers in connection with the quotation or listing of Registrable Securities on any securities exchange or automated securities quotation system. Any brokerage commissions attributable to the sale of any of the Registrable Securities, and any commissions, fees, discounts or, except as specified in the immediately preceding sentence, expenses of any underwriter or placement agent incurred in connection with an offering of securities registered in accordance with this Agreement and any fees and expenses of any counsel or other advisors to Selling Shareholder and any other out-of-pocket expenses of Selling Shareholder shall not be “Registration Expenses.”

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“Registration Statement” means a Demand Registration Statement or a Piggy-Back Registration Statement, as the case may be.

“SEC” means the United States Securities and Exchange Commission, or any successor thereto.

“Securities Act” means the United States Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

(b) The following terms have the meaning set forth in the Sections set forth below:

Term	Section
Agreement	Preamble
ASTI	Preamble
ASTI Shares	Recitals
Blackout Period	4
Common Shares	Recitals
Demand Registration	2(a)
Demand Registration Statement	2(a)
Indemnified Party	8(c)
Indemnifying Party	8(c)
Maximum Number of Securities	3(c)
Norsk Hydro	Preamble
Piggy-Back Registration	3(a)
Piggy-Back Registration Statement	3(a)
Securities Purchase Agreement	Recitals
Selling Shareholder	Preamble

(c) Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(i) The headings in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(ii) Whenever the words “include”, “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(iii) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(iv) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(v) References to a person are also to its successors and permitted assigns; and

(vi) The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

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2. Demand Registration.

(a) At any time after the twelve (12) month anniversary of the date of the Securities Purchase Agreement, after receipt of a written request from Selling Shareholder requesting that ASTI effect a registration (a “Demand Registration”) under the Securities Act covering at least 250,000 shares of the Registrable Securities, and which notice shall specify the number of Registrable Securities for which registration is requested and the intended method or methods of distribution thereof, ASTI shall, as soon as practicable, but in any event no later than forty-five (45) days (excluding any days which occur during a permitted Blackout Period under Section 4 below) after receipt of such written request, file with the SEC and use its reasonable best efforts to cause to be declared effective, a registration statement (a “Demand Registration Statement”) relating to all of the Registrable Securities that ASTI has been so requested to register for sale, to the extent required to permit the disposition (in accordance with the intended method or methods of distribution thereof) of the Registrable Securities so registered.

(b) If the Demand Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises ASTI and Selling Shareholder that, in its opinion, the number of securities requested to be included in the Demand Registration (including securities to be sold by ASTI or any other security holder) exceeds the number which can be sold in such offering within an acceptable price range, then ASTI shall include in such Demand Registration first, the Registrable Securities Selling Shareholder proposes to register, and second, any securities ASTI proposed to register. ASTI shall not hereafter enter into any agreement which is inconsistent with the rights of priority provided in this Section 2(b).

(c) Selling Shareholder shall be entitled to an aggregate of three (3) registrations of Registrable Securities pursuant to this Section 2; provided, that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2(c) unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in Section 5(a) and (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC.

(d) Notwithstanding anything to the contrary contained herein, ASTI shall not be required to prepare and file (i) more than one (1) Demand Registration Statement in any twelve-month period, or (ii) any Demand Registration Statement within 120 days following the date of effectiveness of any other Registration Statement.

3. Piggy-Back Registration.

(a) If ASTI proposes to file on its behalf and/or on behalf of any holder of its securities (other than a holder of Registrable Securities) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 (or any successor form) for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of ASTI pursuant to any employee benefit plan, respectively) for the registration of ASTI Shares (a “Piggy-Back Registration”), it shall give written notice to Selling Shareholder at least thirty (30) days before the initial filing with the SEC of such piggy-back registration statement (a “Piggy-Back Registration Statement”), which notice shall set forth the number of ASTI Shares ASTI and other holders, if any, then contemplate including in such registration and the intended method of disposition of such ASTI Shares. The notice shall offer to include in such filing the aggregate number of Registrable Securities as Selling Shareholder may request.

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(b) If Selling Shareholder desires to have Registrable Securities registered under this Section 3, it shall advise ASTI in writing within ten (10) days after the date of receipt of such offer from ASTI of its desire to have Registrable Securities registered under this Section 3, and shall set forth the number of Registrable Securities for which registration is requested. ASTI shall thereupon include, or in the case of a proposed underwritten public offering, use its reasonable best efforts to cause the managing underwriter or underwriters to permit such Selling Shareholder to include, in such filing the number of Registrable Securities for which registration is so requested by Selling Shareholder, subject to paragraph (c) below, and shall use its reasonable best efforts to effect registration of such Registrable Securities under the Securities Act. Any withdrawal of the registration statement by ASTI for any reason shall constitute and effect an automatic withdrawal of any Piggy-Back Registration related thereto.

(c) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises ASTI and Selling Shareholder in writing that, in its opinion, the number of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by ASTI or any other security holder would be greater than the total number of securities which can be sold in the offering without having a material adverse effect on the distribution of such securities or otherwise having a material adverse effect on the marketability thereof (the “Maximum Number of Securities”), then:

(i) in the event ASTI initiated the Piggy-Back Registration, ASTI shall include in such Piggy-Back Registration first, the securities ASTI proposes to register and second, the securities of all other selling security holders, including Selling Shareholder, to be included in such Piggy-Back Registration in an amount that together with the securities ASTI proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of ASTI held by each such selling security holder); and

(ii) in the event any holder of securities of ASTI initiated the Piggy-Back Registration, ASTI shall include in such Piggy-Back Registration first, the securities such initiating security holder proposes to register, second, the securities of any other selling security holders (including Selling Shareholder), in an amount that together with the securities the initiating security holder proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such other selling security holders on a pro rata basis (based on the number of securities of ASTI held by each such selling security holder) and third, any securities ASTI proposes to register, in an amount that together with the securities the initiating security holder and the other selling security holders propose to register, shall not exceed the Maximum Number of Securities.

(d) ASTI shall not hereafter enter into any agreement that is inconsistent with the rights of priority provided in
Section 3(c).

(e) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Selling Shareholder has elected to include securities in such registration. The Registration Expenses of any such withdrawn registration shall be borne by the Company.

4. Blackout Periods. ASTI shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Section 2 or 3 hereof during no more than two (2) periods aggregating to not more than ninety (90) days in any twelve-month period (each, a “Blackout Period”), in the event that (i) ASTI would, in accordance with the advice of its counsel, be required to disclose in the prospectus material non-public information that ASTI has a bona fide business purpose for preserving as confidential and that is not otherwise then required by law to be publicly disclosed, (ii) ASTI determines that the prospectus requires amendment or supplement due to the happening of any event that comes to the attention of ASTI and as a result of which the

REGISTRATION RIGHTS AGREEMENT

prospectus would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) in the good faith judgment of ASTI’s board of directors, there is a reasonable likelihood that disclosure of material non-public information, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other material transaction or negotiations involving ASTI; provided, however, that (A) Selling Shareholder shall be entitled, at any time after receiving notice of such delay and before such Demand Registration Statement becomes effective, to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations and (B) ASTI shall delay during such Blackout Period the filing or effectiveness of any Registration Statement required pursuant to the registration rights of other holders of any securities of ASTI. ASTI shall promptly give Selling Shareholder written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. After the expiration of any Blackout Period (including upon public disclosure of the material non-public information that was the reason for such Blackout Period) and without any further request from Selling Shareholder, ASTI shall promptly notify Selling Shareholder and shall use its reasonable best efforts to prepare and file with the SEC the requisite Registration Statement or such amendments or supplements to such Registration Statement or prospectus used in connection therewith as may be necessary to cause such Registration Statement to become effective as promptly as practicable thereafter.

5. Registration Procedures. If ASTI is required by the provisions of Section 2 or 3 to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, ASTI shall, as soon as practicable, and in the case of a Demand Registration no later than sixty (60) days (excluding any days that fall during a permitted Blackout Period under Section 4) after receipt of a written request for a Demand Registration:

(a) prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable and to remain effective for a period of time required for the disposition of such Registrable Securities by Selling Shareholder but not to exceed sixty (60) days excluding any days that fall during a permitted Blackout Period under Section 4; provided, however, that before filing such Registration Statement or any amendments or supplements thereto, ASTI shall furnish to counsel selected by Selling Shareholder copies of all documents proposed to be filed, which documents shall be subject to the review of and comment by such counsel;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all ASTI Shares held by Selling Shareholder cease to be Registered Securities and the expiration of sixty (60) days (excluding any days that fall during a permitted Blackout Period under Section 4);

(c) furnish to Selling Shareholder and each underwriter, if any, of the Registrable Securities being sold by Selling Shareholder such number of conformed copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Selling Shareholder and such underwriter, if any, may reasonably request;

REGISTRATION RIGHTS AGREEMENT

(d) use its reasonable best efforts to register or qualify the Registrable Securities or other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and its territories and possessions as Selling Shareholder and any underwriter of the Registrable Securities being sold by Selling Shareholder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect or until all of the Registrable Securities are sold, whichever is shorter, and to take any other action which may be reasonably necessary or advisable to enable Selling Shareholder and such underwriter to consummate the disposition in such jurisdictions of the securities owned by Selling Shareholder (provided, however, that ASTI shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation, subject itself to taxation in or to file a general consent to service of process in any jurisdiction where it would not, but for the requirements of this paragraph (d), be obligated to do so) and do such other reasonable acts and things as may be required of it to enable Selling Shareholder and such underwriter to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

(e) (i) furnish, at the request of Selling Shareholder, a signed counterpart, addressed to Selling Shareholder and the underwriters, if any, of an opinion of counsel representing ASTI in connection with such registration, dated the effective date of such Registration Statement (or, if such registration includes an underwritten public offering, opinions dated the date of the closing(s) under the underwriting agreement) covering such matters as are customary in connection with such registered offering of securities by ASTI, reasonably satisfactory in form and substance to Selling Shareholder and (ii) use its reasonable best efforts to furnish, at the request of Selling Shareholder, a signed counterpart, addressed to Selling Shareholder and the underwriters, if any, of a “comfort” letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, letters of like kind dated the date the offering is priced and the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified ASTI’s financial statements included in such Registration Statement covering substantially the same matters with respect to such Registration Statement (and the prospects included therein) and, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to the underwriters in underwritten public offerings of securities, including that in the opinion of such accountants, the financial statements and other financial data of ASTI included in such Registration Statement, prospectus or any amendment or supplement thereto, comply as to form in all material respects with the applicable requirements of the Securities Act;

(f) enter, only with respect to Demand Registrations relating to an underwritten public offering, into customary agreements (including an underwriting agreement containing representations, warranties and indemnities in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations promulgated by the SEC;

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(h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which ASTI Shares are listed or traded;

(i) give written notice to Selling Shareholder:

(i) when such Registration Statement, the prospectus or any amendment or supplement thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by ASTI or its legal counsel of any notification with respect to the suspension of the qualification of ASTI Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires ASTI to make changes in such Registration Statement or such prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading (which notice shall be accompanied by an instruction to suspend the use of such prospectus until the requisite changes have been made);

(j) use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

(k) upon the occurrence of any event contemplated by Section 5(i)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to Selling Shareholder, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If ASTI notifies Selling Shareholder in accordance with Section 5(i)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then Selling Shareholder shall suspend use of such prospectus and use its reasonable best efforts to return to ASTI all copies of such prospectus other than permanent file copies then in Selling Shareholder’s possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Selling Shareholder shall have received such amended or supplemented prospectus pursuant to this Section 5(k);

(l) make reasonably available for inspection by representatives of Selling Shareholder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of ASTI and cause ASTI’s officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration;

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(m) in connection with any underwritten offering, make appropriate officers and senior executives of ASTI available to the selling security holders for meetings with prospective purchasers of Registrable Securities and prepare and present to potential investors customary “road show” material in each case in accordance with the recommendations of the underwriters and in all respects in a manner reasonably requested and consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities; and

(n) use reasonable best efforts to procure the cooperation of ASTI’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by Selling Shareholder or the underwriters, if any.

It shall be a condition precedent to the obligation of ASTI to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of Selling Shareholder that Selling Shareholder shall furnish to ASTI such information regarding the Registrable Securities held by Selling Shareholder and the intended method of distribution thereof as ASTI shall reasonably request and as shall be required in connection with the action taken by ASTI.

6. Expenses. All Registration Expenses shall be paid by ASTI, except that Selling Shareholder shall bear and pay any (a) brokerage commissions attributable to the sale of any of the Registrable Securities, (b) underwriting commissions and discounts applicable to securities offered for its account in connection with any registrations, filings and qualifications made pursuant to this Agreement, (c) fees and expenses incurred in respect of counsel or other advisors to Selling Shareholder and (d) any other out-of-pocket expenses of Selling Shareholder.

7. Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, ASTI agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with or furnish to the SEC in a timely manner all reports and other documents required of ASTI under the Securities Act and the Exchange Act; and

(c) furnish to Selling Shareholder forthwith upon request a written statement by ASTI as to its compliance with the reporting requirements of Rule 144 under the Exchange Act and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of ASTI, and such other reports and documents so filed or furnished by ASTI as Selling Shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing Selling Shareholder to sell any Registrable Securities without registration.

8. Indemnification and Contribution.

(a) ASTI shall indemnify and hold harmless Selling Shareholder, Selling Shareholder’s directors and officers, each agent and any underwriter for ASTI (within the meaning of the Securities Act), and each person, if any, who controls Selling Shareholder or such agent or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in a

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Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto), or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each of Selling Shareholder, Selling Shareholder’s directors and officers, such agent or underwriter or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, proceeding or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, proceeding or action if such settlement is effected without the consent of ASTI (which consent shall not be unreasonably withheld or delayed); provided further that ASTI shall not be liable to Selling Shareholder, such Selling Shareholder’s directors and officers, such agent or underwriter or such controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with a Registration Statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Selling Shareholder, such Selling Shareholder’s directors or officers, such agent or underwriter or such controlling person or by such Selling Shareholder’s failure to furnish ASTI, upon request, with the information with respect to Selling Shareholder or any participating person that is the subject of the untrue statement or omission. ASTI shall not, without the consent of Selling Shareholder (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding or action in respect of which Selling Shareholder is a party and indemnity has been sought hereunder by Selling Shareholder, unless such settlement includes an unconditional release of Selling Shareholder from all liability for claims that are the subject matter of such proceeding or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Selling Shareholder, Selling Shareholder’s directors and officers, such agent or underwriter or such controlling person, and shall survive the transfer of such securities by Selling Shareholder.

(b) Selling Shareholder shall indemnify and hold harmless ASTI, each of its directors and officers, each person, if any, who controls ASTI within the meaning of the Securities Act, and each agent and any underwriter for ASTI (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which ASTI or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of Selling Shareholder expressly for use in connection with such registration, preliminary prospectus, final prospectus or amendments or supplements thereto; and Selling Shareholder shall reimburse any legal or other expenses reasonably incurred by ASTI or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Selling Shareholder (which consent shall not be unreasonably withheld or delayed), and provided further that the liability of Selling Shareholder hereunder shall be limited to the aggregate net proceeds received by Selling Shareholder in connection with any offering to which such registration under the

REGISTRATION RIGHTS AGREEMENT

Securities Act relates. Selling Shareholder shall not, without the consent of ASTI (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding or action in respect of which ASTI is a party and indemnity has been sought hereunder by ASTI, unless such settlement includes an unconditional release of ASTI from all liability for claims that are the subject matter of such proceeding or action.

(c) If the indemnification provided for in this Section 8 from the indemnifying party (the “Indemnifying Party”) is unavailable to any person entitled to indemnification hereunder (the “Indemnified Party”) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If the allocation provided in this paragraph (c) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by ASTI from the offering of securities on the one hand and the net proceeds received by Selling Shareholder from the sale of securities on the other.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d) The Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld or delayed.

REGISTRATION RIGHTS AGREEMENT

(e) The agreements contained in this Section 8 shall survive the transfer of the Registrable Securities by Selling Shareholder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of Selling Shareholder, any of Selling Shareholder’s directors and officers, any person who participates in the offering of Registrable Securities, including underwriters (as defined in the Securities Act), and any person, if any, who controls Selling Shareholder or such participating person within the meaning of the Securities Act.

9. Limitations on Registration of Other Securities; Representation. From and after the date of this Agreement, ASTI shall not, without the prior written consent of Norsk Hydro, enter into any agreement with any holder or prospective holder of any securities of ASTI giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to Selling Shareholder hereunder unless ASTI shall also give such rights to Selling Shareholder.

10. No Inconsistent Agreements. ASTI shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to Selling Shareholder in this Agreement.

11. Selection of Managing Underwriters. In the event Selling Shareholder has requested an underwritten offering, the underwriter or underwriters shall be selected by Selling Shareholder and shall be approved by ASTI, which approval shall not be unreasonably withheld or delayed, ASTI and Selling Shareholder shall enter into an underwriting agreement with such underwriter or underwriters containing representations, warranties and indemnities in customary form, provided, (i) that all of the representations and warranties by, and the other agreements on the part of, ASTI to and for the benefit of such underwriters shall also be made to and for the benefit of Selling Shareholder, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of Selling Shareholder and (iii) that Selling Shareholder shall not be required to make any representations or warranties to or agreements with ASTI or the underwriters other than representations, warranties or agreements regarding Selling Shareholder and the Registrable Securities held by Selling Shareholder and any other representations required by law.

12. Miscellaneous.

(a) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(b) Amendments and Waivers.

(i) Any provision of this Agreement may be amended or waived only if such amendment or waiver is in writing and signed, in the case of an amendment, by ASTI and Selling Shareholder or, in the case of a waiver, by the party or parties against whom the waiver is to be effective.

REGISTRATION RIGHTS AGREEMENT

(ii) No failure or delay by any party hereto in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, by a recognized overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 12(c)):

(i) if to ASTI:

Ascent Solar Technologies, Inc.

12300 N. Grant St.

Thornton, CO 80241-3120

United States

Facsimile:	+1 (720) 872-5077
Attention:	Farhad Moghadam, President and Chief Executive Officer

with a copy to:

Holland & Knight LLP

2300 U.S. Bancorp Tower

111 S.W. Fifth Avenue

Portland, Oregon 97204

United States

Facsimile:	+1 (503) 241-8014
Attention:	Mark A. von Bergen
David C. Wang

(ii) if to Norsk Hydro or Selling Shareholder:

Norsk Hydro Produksjon AS

Drammensveien 260

N-0240 Oslo

Norway

Facsimile:	+ 47 22 53 75 82
Attention:	Rolf Torgeir Aase

with a copy to (which shall not constitute notice):

Shearman & Sterling LLP

Broadgate West

9 Appold Street

London EC2A 2AP

United Kingdom

Facsimile:	+44 (0) 207 655-5216
Attention:	Sean J. Skiffington

REGISTRATION RIGHTS AGREEMENT

(d) Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except as provided in Section 8 hereof, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto, except that the registration rights of Selling Shareholder with respect to any Registrable Securities shall be transferred to any affiliate of Selling Shareholder to which Registrable Securities have been transferred. All of the obligations of ASTI hereunder shall survive any such transfer.

(e) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware state or federal court, in each case sitting in the City of Wilmington, New Castle County. The parties hereto hereby (a) submit to the exclusive jurisdiction of any Delaware state or federal court, in each case sitting in the City of Wilmington, New Castle County, for the purpose of any action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other party hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 12(f).

(g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(h) Entire Agreement. This Agreement and the Securities Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

(i) Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party hereto shall not preclude or waive its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

REGISTRATION RIGHTS AGREEMENT

(j) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

(k) Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

By:
Name:	Farhad Moghadam
Title:	President and Chief Executive Officer

NORSK HYDRO PRODUKSJON AS

By:
Name:
Title:	Authorized Representative

REGISTRATION RIGHTS AGREEMENT